UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2022

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

        (212) 946-8400
Registrant’s Telephone Number, Including Area Code

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 9, 2022, Tapestry, Inc. (the “Company”) issued a press release in connection with its Investor Day, as previously announced on June 28, 2022. A link to the live webcast of Investor Day, along with the Investor Day presentation, will be available on the day of the event on the Company’s website, www.tapestry.com/investors. Further information about the Investor Day is provided in the press release, a copy of which is included as Exhibit 99.1 attached hereto and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or subject to the liability of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference in any filing of the Company with the Securities and Exchange Commission, except as expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being furnished herewith:

99.1            Text of Press Release, dated September 9, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2022

TAPESTRY, INC.

By:	/s/ David E. Howard
David E. Howard
General Counsel and Secretary

EXHIBIT INDEX

99.1            Text of Press Release, dated September 9, 2022